The Advisors' Inner Circle Fund III

Democratic Large Cap Core ETF (the “Fund”)

Supplement dated April 13, 2021

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated November 2, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The name of the Fund’s index has changed from the “DEMZ Political Contribution Index” to the “Democratic Large Cap Core Index.” Therefore, effective immediately, all references to “DEMZ Political Contribution Index” are hereby deleted and replaced with “Democratic Large Cap Core Index”.

Please retain this supplement for future reference.

RAM-SK-003-0100